Exhibit 10.25


                               Emergent Group Inc.
                             10939 Pendleton Street
                              Sun Valley, CA 91352
                                Tel: 818-394-2800


                                 March 28, 2007


Mr. Louis Buther
Emergent Group Inc.
10939 Pendleton Street
Sun Valley, CA 91352


Dear Mr. Buther:

     Please be advised that Section 7 of your Employment Agreement dated December 30, 2002 is amended to read as follows:

     "The term of Buther's employment hereunder terminate on the close of business on June 30, 2008 (the "Term"), unless terminated prior thereto in accordance with Section 10 hereof. The Agreement shall be renewable annually thereafter unless either party gives the other ninety days written notice prior to the end of the Term."

     Kindly sign below indicating your acceptance of same.



                                                Very truly yours,

                                                EMERGENT GROUP INC.

                                                /s/ William McKay
                                                -------------------
                                                William McKay
                                                Chief Financial Officer



Agreed to and accepted by:


/s/ Louis Buther
----------------
Louis Buther